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                                                                  EXHIBIT 10.20


                      THIS DOCUMENT CONSTITUTES PART OF A
                 PROSPECTUS COVERING SECURITIES THAT HAVE BEEN
                  REGISTERED UNDER THE SECURITIES ACT OF 1933


                               STOCK OPTION GRANT


         THIS GRANT is made as of the April 18, 2005 by ARRIS GROUP, INC., a Delaware corporation (the "Corporation") to (Name) ("Optionee").

1.       INCORPORATION OF TERMS

         This Grant shall be governed by the attached ARRIS Group, Inc. Stock Option Terms (the "Terms"), all of the provisions of which are hereby incorporated herein.

2.       GRANT OF OPTIONS

         On the terms and conditions stated herein and in the Terms, the Corporation hereby grants to Optionee the option to purchase (Amount) Shares as defined in the Terms for an exercise price of $6.44 per Share.

3.       RIGHT TO EXERCISE

         Subject to the conditions and the exceptions set forth herein and in the Terms, or as otherwise expressly provided in any written employment agreement between Optionee and the Corporation, this Option shall become exercisable for one-fourth (1/4) of the Shares on April 18, 2006 another one-fourth (1/4) on April 18, 2007, another one-fourth (1/4) on April 18, 2008 and the remaining Shares on April 18, 2009. In addition, this Option shall be fully exercisable upon the death of Optionee or upon Optionee being determined to be fully and permanently disabled within the meaning of the Corporation's disability insurance policy then in effect.

4.       TERM OF OPTION

         This Option shall in any event expire in its entirety on April 18, 2012. This Option shall further expire as set forth in the Terms.

5.       EXERCISE CONSTITUTES AGREEMENT TO REFRAIN FROM COMPETITION

         By exercising any portion of this Option, Optionee agrees that:

(a) for a period of four months from the date of the termination of Optionee's employment with the Corporation for any reason whatsoever, Optionee will not, directly or indirectly, compete with the Corporation by providing to any Corporation that is in "Competing Business" services substantially similar to the services provided by Optionee at the time of termination. Competing Business shall be defined as any


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business that engages, in whole or in part, in the equipment and supply for broadband communications systems in the United States.

(b) for a period of two years after the termination or cessation of Optionee's employment with the Corporation for any reason whatsoever, Optionee shall not, on his own behalf or on behalf of any other person, partnership, association, corporation, or other entity, solicit or in any manner attempt to influence or induce any employee of the Corporation or its subsidiaries or affiliates (known by the Opitonee to be such) to leave the employment of the Corporation or its subsidiaries or affiliates, nor shall Optionee use or disclose to any person, partnership, association, corporation, or other entity any information obtained while an employee of the Corporation concerning the names and addresses of the Corporation's employees.

         In the event that Optionee violates any of the provisions of paragraph
(a) or (b) hereof, the Corporation shall be entitled to receive from Optionee the profits, if any, received by Optionee upon exercise of any Options to the extent such Options were exercised subsequent to six months prior to the termination of Optionee's employment.

         IN WITNESS WHEREOF, the Corporation has caused this Grant to be executed on its behalf by its officer duly authorized to act on behalf of the Corporation.


                                        ARRIS GROUP, INC.,
                                        a Delaware Corporation



                                        By: /s/ LAWRENCE A.MARGOLIS
                                            -----------------------------------
                                            Lawrence A. Margolis
                                            Executive Vice President